Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668
Supplement dated
July 20, 2023

to the

Opus Small Cap Value ETF (OSCV)
(the “Fund”)

Summary Prospectus dated August 31, 2022
and Prospectus and Statement of Additional Information (“SAI”), each dated August 31, 2022, as supplemented May 1, 2023

The first paragraph of the section entitled “Principal Investment Strategies” of the Summary Prospectus and summary section entitled “Principal Investment Strategies” of the Prospectus is deleted in its entirety and replaced with the following:

The Fund is an actively managed exchange-traded fund (“ETF”) that invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization U.S. companies. The Fund defines small-capitalization companies as those that, at the time of investment, fall within the lowest 15% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million), as calculated annually. As of April 30, 2023, there were approximately 4,372 small-capitalization companies, and those companies had market capitalizations ranging up to approximately $12.87 billion. The Fund’s equity securities primarily include common stocks, real estate investment trusts (“REITs”), and American Depositary Receipts (“ADRs”) representing the stock of a foreign company. The Fund will generally limit its investments in ADRs to 20% of its total assets. The Fund may invest in securities offered in an initial public offering (“IPO”) or in companies that have recently completed an IPO.

The third paragraph in the sub-section entitled “Additional Information about the Funds — Additional Information about OSCV” of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio manager collaboration leads to the construction of a diversified long-only portfolio of 50–100 positions that manages risk at multiple levels for the Fund. The Adviser anticipates turnover of approximately 50% under normal market conditions. Individual securities are limited at the time of investment to no more than a 3% weighting. Investments in other ETFs that have a policy of investing, under normal circumstances, at least 80% of their net assets, plus borrowings for investment purposes, in small-capitalization securities (as defined above) will count towards the Fund’s 80% policy.

The Fund’s non-fundamental investment restriction, as described in section entitled “Investment Restrictions” of the SAI is revised as follows:

OSCV invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in stocks of small-capitalization companies. The Fund defines small-capitalization companies as those that, at the time of investment, fall within the lowest 15% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million), as calculated annually.

Please retain this Supplement for future reference.